UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

WYETH

(Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.	07940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-660-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report on Form 8-K is a press release, dated February 28, 2007, relating to Wyeth’s earnings guidance and other information, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

(99.1)	Press Release, dated February 28, 2007, regarding Wyeth’s earnings guidance and other information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2007	WYETH

	By:	/s/ Kenneth J. Martin
	Name:	Kenneth J. Martin
	Title:	Chief Financial Officer and Vice Chairman

EXHIBIT INDEX

Exhibit Number	Description
(99.1)	Press Release, dated February 28, 2007, regarding Wyeth’s earnings guidance and other information.